SUMMARY PROSPECTUS
Templeton Foreign Fund Templeton Funds January 1, 2021

Class A	Class C	Class R	Class R6	Advisor Class
TEMFX	TEFTX	TEFRX	FTFGX	TFFAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated January 1, 2021, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 38 in the Fund's Prospectus and under “Buying and Selling Shares” on page 62 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.25%	0.25%	0.25%	0.10%	0.25%
Total annual Fund operating expenses	1.19%	1.94%	1.44%	0.79%	0.94%
Fee waiver and/or expense reimbursement[1]	-0.09%	-0.09%	-0.09%	-0.11%	-0.09%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.10%	1.85%	1.35%	0.68%	0.85%

1. The investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.85% until December 31, 2021. In addition, the transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.03% until December 31, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 656	$ 897	$ 1,158	$ 1,901
Class C	$ 287	$ 599	$ 1,036	$ 2,252
Class R	$ 137	$ 445	$ 776	$ 1,711
Class R6	$ 70	$ 242	$ 429	$ 971
Advisor Class	$ 86	$ 289	$ 509	$ 1,141
If you do not sell your shares:
Class C	$ 187	$ 599	$ 1,036	$ 2,252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42.37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign securities. These securities are predominantly equity securities of companies located outside the U.S., including developing markets. The equity securities in which the Fund invests are predominantly common stock, and may include small and mid capitalization companies. Although the investment manager will search for investments across a large number of regions, countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular regions, countries or sectors.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus   Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Market Countries   The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments (including currency derivatives) depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'10	15.61%
Worst Quarter:	Q3'11	-21.33%
As of September 30, 2020, the Fund's year-to-date return was -16.92%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Foreign Fund - Class A
Return Before Taxes	6.26%	1.86%	3.40%
Return After Taxes on Distributions	5.69%	1.53%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares	4.53%	1.58%	2.85%
Templeton Foreign Fund - Class C	10.62%	2.25%	3.21%
Templeton Foreign Fund - Class R	12.34%	2.76%	3.73%
Templeton Foreign Fund - Class R6	13.04%	3.48%	3.85%[1]
Templeton Foreign Fund - Advisor Class	12.96%	3.31%	4.25%
MSCI All Country World ex-US Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)[2]	21.51%	5.51%	4.97%
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)[2]	22.13%	6.01%	5.45%

1. Since inception May 1, 2013.

2. The MSCI All Country World ex-US Index-NR (net of taxes on dividends) is replacing the MSCI All Country World ex-US Index (gross of taxes on dividends) because the investment manager believes the composition of the MSCI All Country World ex-US Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Christopher James Peel, CFA   Vice President, Portfolio Manager and Research Analyst of Global Advisors and portfolio manager of the Fund since 2017.

Herbert J. Arnett, Jr.   Vice President, Portfolio Manager and Research Analyst of Global Advisors and portfolio manager of the Fund since 2017.

Peter M. Moeschter, CFA   Executive Vice President and Director of Global Advisors and portfolio manager of the Fund since 2019.

Warren Pustam, CFA   Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Foreign Fund

Investment Company Act file #811-02781
© 2021 Franklin Templeton. All rights reserved.
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